UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2004

Citibank Omni-S Master Trust (Exact name of registrant as specified in charter)

New York (State of Organization)	000-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

        c/o Citi Omni-S Finance LLC
        701 East 60th St., North
        P.O. Box 6034, MC 1251, Room A
        Sioux Falls, South Dakota
 (Address of principal executive offices)

57117
(Zip Code)

Registrant's Telephone Number, including area code: (605) 331-2671

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On November 15, 2004, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(m).

 Also, Citi Omni-S Finance LLC (as successor to SRFG, Inc.) and Citi Cards South Dakota Acceptance Corp. (as successor to Sears, Roebuck and Co.) have entered into Amendment No. 3 to Receivables Warehouse Agreement ("Amendment No. 3"), dated as of November 12, 2004, to discontinue the sale of receivables in accounts that become Removed Accounts (as defined in the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling Agreement"), among Citibank (South Dakota), National Association (as successor to Sears, Roebuck and Co.), as Servicer, Citi Omni-S Finance LLC (as successor to SRFG, Inc.) as Seller, and The Bank of New York (as successor to Bank One, National Association (formerly the First National Bank of Chicago)) as Trustee), from time to time, from Citi Cards South Dakota Acceptance Corp. to Citi Omni-S Finance LLC. Amendment No. 3 is included as an Exhibit hereto.

Item 9.01. Financial Statements and Exhibits
The Exhibit Index hereto is incorporated herein by reference.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CITIBANK OMNI-S MASTER TRUST (Registrant)

	By:	Citi Omni-S Finance LLC (as Seller)
	By:	/S/ Douglas C. Morrison Douglas C. Morrison President
Date: November 15, 2004

3.

EXHIBIT INDEX
Exhibit No.
10(a).	Amendment No. 3 to Receivables Warehouse Agreement.
20(a).

Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(b).

Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(c).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(d).

Series 2000-2 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(e).

Series 2000-3 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(f).

Series 2000-4 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(g).

Series 2001-1 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(h).

Series 2001-3 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

4.

20(i).

Series 2002-1 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(j).

Series 2002-2 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(k).

Series 2002-3 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(l).

Series 2002-4 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

20(m).

Series 2002-5 Monthly Investor Certificateholders' Statement related to the distribution of November 15, 2004 and reflecting the performance of the Trust during the Due Period ended in October 2004, which will accompany the distribution on November 15, 2004.

5.